U.S. SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          May 20, 1997
                                                 -------------------------------




                                 AQUAGENIX, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      0-24490                 65-0419263
--------------------------------------------------------------------------------
 (State or other jurisdiction  (Commission File Number)     I.R.S.  Employer
      of incorporation)                                    Identification No.)


6500 Northwest 15th Avenue, Fort Lauderdale, Florida             33309
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code      (954) 975-7771
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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

ITEM 5.  Other Events
         ------------

         On May 2, 1997, the Company issued 100,000 shares of common stock to a financial consultant resulting from the exercise of stock options granted to them in 1996 as consideration for financial consulting services rendered. The Company received an aggregate purchase price of $500,000.

         On May 19, 1997, the Company issued 47,500 shares of common stock to one of the directors of Aquagenix, Inc. (the "Company"), namely Mr. Fred S. Katz, upon the exercise of options granted to him under the Company's Directors Stock Option Plan. The aggregate purchase price was $200,200, all of which has been received in cash by the Company.

         On the same day, the Company completed an equity private placement of 83,333 shares (the "Shares") at $6.00 per share to Tarragona Fund, Inc. ("Tarragona") pursuant to the terms of a Subscription Agreeement, dated as of May 19, 1997, between the Company and Tarragona. The aggregate purchase price was $500,000, all of which has been received in cash by the Company.

         The Shares have been acquired by Tarragona solely for investment purposes. The Shares have not been registered under the the Securities Act of 1933, as amended, or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to an exemption under the Act. The Shares may not be sold or transferred unless they have been first registered under the Act and all applicable state securities law, or unless exemptions from such registration provisions are permitted under the said Act. The Company has undertaken to file a registration statement for the Shares within thirty days from the transaction date.

         During April 1997, the Company also issued a total of 3,100 shares of common stock to employees of the Company resulting from the exercise of their employee stock options. Total proceeds amounted to $12,028.

         Since December 31, 1996, the Company has issued a total of 300,233 shares of common stock resulting from the exercise of stock options by its employees, directors, financial consultant and private investors, thereby increasing its total stockholders' equity by $1,526,816, all of which were cash proceeds, out of which $314,588 related to issuance of stock during the three months ended March 31, 1997.

ITEM 7.  Pro Forma Financial Statements and Exhibits
         -------------------------------------------

        (a) Pro Forma Consolidated Balance Sheet (Unaudited) of Aquagenix, Inc.
            -------------------------------------------------------------------

            The following pro forma consolidated balance sheet as of March 31, 1997 has been prepared giving effect to the additional equity provided by the financial consultant, Mr. Fred Katz, Tarragona and the employees of the Company as if the transactions had taken place on March 31, 1997. The computation of the resulting pro forma net tangible assets as of March 31, 1997 has been separately presented in the attached schedule. Reference is made to the consolidated statement of operations for the three months ended March 31, 1997 filed as part of the Form 10-QSB for the quarterly period ended March 31, 1997.
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


        (b) Exhibits
            --------

            10.93 Subscription Agreement,  dated as of May 19, 1997, between the
                  Company and Tarragona Fund, Inc.













































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

                         AQUAGENIX, INC. & SUBSIDIARIES
                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                                   March 31,        Pro Forma          Pro Forma
                      Assets                                         1997         Adjustments        Consolidated
                                                                --------------   --------------    ---------------
Current assets:
     Cash and cash equivalents                                  $     607,529    $   1,212,228     $    1,819,757
     Marketable securities                                                  0                                   0
     Accounts receivable, net of allowance for doubtful                                                         0
       accounts of $107,436 and $88,541, respectively               1,058,615                           1,058,615
     Inventories                                                      538,131                             538,131
     Prepaid expenses and other                                       561,495                             561,495
                                                                --------------   --------------    ---------------

          Total current assets                                      2,765,770        1,212,228          3,977,998

Accounts receivable, non-current                                    1,269,909                           1,269,909
Property and equipment, net                                         2,562,680                           2,562,680
Intangible assets, net                                              4,882,796                           4,882,796
Deferred financing costs, net                                         148,632                             148,632
Other assets                                                          306,527                             306,527
                                                                --------------   --------------    ---------------

          Total assets                                          $  11,936,314    $   1,212,228     $   13,148,542
                                                                ==============   ==============    ===============

     Liabilities and Stockholders' Equity

Current liabilities:
     Short term borrowings - acquisitions                       $           0    $                 $            0
     Borrowings under credit agreement                                578,161                             578,161
     Current maturities of long-term debt                             178,576                             178,576
     Accounts payable                                                 860,357                             860,357
     Net liabilities of discontinued operations                       228,275                             228,275
     Other current liabilities                                        245,497                             245,497
                                                                --------------   --------------    ---------------

          Total current liabilities                                 2,090,866                0          2,090,866

Long-term debt, net of current maturities                           5,363,129                           5,363,129
                                                                --------------   --------------    ---------------

          Total liabilities                                         7,453,995                0          7,453,995
                                                                --------------   --------------    ---------------


Stockholders' equity:
     Preferred stock, par value $.01, 1,000,000 shares
           authorized, no shares issued and outstanding                     0                                   0
     Common stock, par value $.01, 10,000,000 shares
           authorized, 4,463,624 shares issued and outstanding         42,297            2,339             44,636
     Additional paid-in capital                                    12,985,545        1,209,889         14,195,434
     Accumulated deficit                                           (8,336,068)                         (8,336,068)
     Unearned compensation                                           (209,455)                           (209,455)
     Unrealized gain on securities                                          0                                   0
                                                                --------------   --------------    ---------------

          Total stockholders' equity                                4,482,319        1,212,228          5,694,547
                                                                --------------   --------------    ---------------

          Total liabilities and stockholders' equity            $  11,936,314    $   1,212,228     $   13,148,542
                                                                ==============   ==============    ===============


Pro Forma Adjustments
---------------------
To record the  issuance  of 233,933  shares of common  stock since March 31, 1997, proceeds of which amounted to $1,212,228.


             AQUAGENIX, INC. & SUBSIDIARIES

             COMPUTATION OF  PRO FORMA NET TANGIBLE ASSETS

             AS AT MARCH 31 ,1997


             Total Assets                           $  13,148,542

             Less: Total Liabilities                   (7,453,995)

                                                    -------------
                                                        5,694,547

             Less: Goodwill                            (3,149,868)

                                                    -------------
             Pro Forma Net Tangible Assets          $   2,544,679
                                                    =============


































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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               AQUAGENIX, INC.


Date: May 20, 1997                             By: /s/ Andrew P. Chesler
                                                   ---------------------
                                                   Andrew P. Chesler,
                                                   Chairman of the Board
                                                   Chief Executive Officer
                                                   President and Treasurer
                                                   (Principal Executive Officer)


Date: May 20, 1997                             By: /s/ Helen Chia
                                                   --------------
                                                   Helen Chia,
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                    Accounting Officer)


























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